The patient investor

QUARTERLY REPORT: 06/30/20

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

Beginning March 31, 2021, we will be saving more trees by offering our quarterly reports electronically rather than printed and delivered via U.S. mail. Turn the page for more information and how to best receive The Patient Investor.

Slow and steady wins the race.

IMPORTANT INFORMATION ON HOW TO RECEIVE YOUR SHAREHOLDER REPORTS IN THE FUTURE

Beginning on March 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Funds will no longer send paper copies of shareholder reports by mail, unless you specifically request paper copies from the Funds or from your financial intermediary, such as your broker-dealer or bank. The reports will be available on our website at arielinvestments.com/prospectus-and-reports and may also be available on the website hosted by your financial intermediary. You will receive a notification in the mail each time a report is posted, which will include a website address to access the report.

You may choose to receive all future reports in paper free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may choose to receive shareholder reports and other communications electronically from the Fund or your financial intermediary. Our direct shareholders simply need to follow three easy steps described on our website at arielinvestments.com/e-delivery.

Alternatively, you can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling us at 800.292.7435 or, if applicable, by contacting your financial intermediary. Your election to receive reports in paper will apply to all Funds held within the Ariel Investment Trust fund complex or held through your financial intermediary.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

Average annual total returns as of 06/30/20

	2Q20	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	23.32%	-20.01%	-15.85%	-2.20%	1.18%	9.80%	10.12%

Russell 2500TM Value Index	20.60	-21.18	-15.50	-2.60	1.85	8.81	9.99

Russell 2500TM Index	26.56	-11.05	-4.70	4.08	5.41	11.46	10.17

S&P 500® Index	20.54	-3.08	7.51	10.73	10.73	13.99	10.29

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 06/30/20

	2Q20	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	19.91%	-17.78%	-12.42%	-2.12%	0.69%	9.33%	9.51%

Russell Midcap® Value Index	19.95	-18.09	-11.81	-0.54	3.32	10.29	10.33

Russell Midcap® Index	24.61	-9.13	-2.24	5.79	6.76	12.35	10.76

S&P 500® Index	20.54	-3.08	7.51	10.73	10.73	13.99	9.69

* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 3

DEAR FELLOW SHAREHOLDER:

Just three months ago, we were sifting cautiously through the wreckage of an unparalleled pandemic-induced market crash. Although the damage was swift and dramatic, our reaction was measured and eager. We had no idea how long the crisis would last and yet, through our patient investing lens, we saw values in abundance.

Since that time, “…stocks experienced their biggest quarter-to-quarter swing in more than 80 years.”1 After a remarkable fall, the market staged a remarkable comeback. And for the first time in a long while, large cap stocks no longer dominated—smaller stocks did better. To this point, Ariel Fund beat its primary value benchmark and the broader market as measured by the S&P 500 Index. Here, our Financial Services names contributed to our gains while our Consumer Discretionary holdings detracted from results. Meanwhile, Ariel Appreciation Fund performed in line with its value benchmark. Avoiding Utilities along with a strong contribution from our Producer Durables names helped our returns—but our lack of exposure to the see-sawing Energy sector and softness in our Consumer Staples holdings hurt.

As we continue to monitor the pandemic—balancing positive and negative Covid-19 case reports from around the globe—our enthusiasm for our portfolios remains high. The ever-widening divergence between growth and value stocks continues to be driven by the dominance of the death-defying FAANG stocks—Facebook (FB), Amazon (AMZN), Apple (APL), Netflix (NFLX) and Google parent, Alphabet (GOOGL)—which now make up a hefty 16.49% of the S&P 500. Add in Microsoft (MSFT) and the number rises to 22.51%. And this crowded trade is not just limited to the indexes—mutual fund and hedge fund managers have a 50% overweight to the FAANG names.2 These days, growth trades at historic premiums to value—which leaves the most neglected areas socially distanced and historically cheap.3

The current value/growth dichotomy serves as potential fuel for outperformance as we consider future scenarios, all of which assume an eventual U.S. economic recovery. Value has done better in every initial recovery dating back to 1929— a time frame that covers the last 14 recessions. This is also true of nearly every underlying industry sector as well, demonstrating the robust nature of the result. In addition to providing superior returns in periods of increasing profit growth, value has historically had an edge when interest rates are rising. When economies heal, rising rates help lower duration assets such as value stocks versus higher duration growth stocks. Finally, at its core, value is about investing in companies where expectations are low leaving them less dear than higher priced, higher expectation growth stocks. Today’s expected growth rates and earnings comparisons are unusually paltry for value stocks versus their growth stock counterparts whose sky-high expectations leave little room for error. Barron’s sums it up best, “If ever the time was ripe for the value trade, it is now.”

THE DIFFERENCE

“It’s often said that you need a crisis to help you reach your potential.”4 The public protests sparked by George Floyd’s horrifying murder might finally present the crisis this country needs to truly deal with the unrelenting ills of racial inequality. This is a moment for long-overdue change. Equality and representation were the stated cornerstones of this country’s formation, but that potential has never been reached.

There is a growing consensus that tightening the wealth gap will play a crucial role in the strength of the recovery. It is a well-documented fact that the economy works best when everyone participates. At Ariel, we like to say, “Math has no opinion.” While 91% of companies in the S&P 500 have policies to drive diversity and equal opportunity, only 14% have actual diversity targets.5 Education has been touted as the path to equality but from 1992 to 2016, college-educated white Americans saw their net worth rise 96%, while the net worth of college-educated Black Americans fell 10%.6

Ariel was the first minority-owned investment firm in the U.S. We rarely mention this status, as we prefer to focus on our performance and client service. But at this critical

[1]	Phillips, Matt. “After a Staggering Rally, What’s Next for Stocks?” The New York Times. July 5, 2020.
[2]	“Value vs. Growth: Is It Different This Time?” BofA Global Research Strategy Snippet. July 13, 2020.
[3]	“Small/Mid-Cap Valuations: EPS expectations bottoming, but multiples still stretched.” BofA Global Research. July 8, 2020.
[4]	Norton, Leslie. “Companies and Investors Heed the Call to Action.” Barron’s. June 29, 2020.
[5]	Norton, Leslie. “Companies and Investors Heed the Call to Action.” Barron’s. June 29, 2020.
[6]	Boshara, Ray. The Racial Wealth Gap: Facts, Myths & Promising Responses. Center for Household Financial Stability, 2019.

4	SLOW AND STEADY WINS THE RACE

moment, we are reminded how our historic start has fundamentally shaped who we are. Diversity is not a talking point or a public relations angle for us. It is why and how we exist. We have always believed that this inclusive approach gives us a competitive advantage, making us better investors. Today, 86% of our firm is minority-owned and our largest shareholder is now a Black woman. Sixty-five percent of our senior leaders are minorities and/ or women. That number rises to 69% when every level of the firm is considered. The seasoned leaders comprising our mutual fund and company boards also stand out for their diversity.

“Diversity is not a talking point or a public relations angle for us. It is why and how we exist. We have always believed that this inclusive approach gives us a competitive advantage, making us better investors.”

Diversity is encoded in our DNA. We even study it—having asked our entire firm to read The Difference by University of Michigan professor Scott Page. In his eye-opening book, Page debuts the first mathematic formula to prove the advantage of diversity. He notes, “The book’s claims that ‘collective ability equals individual ability plus diversity’ and that ‘diversity trumps ability’ are mathematical truths, not feel-good mantras.”7 It turns out that when trying to solve a really hard problem, it is best to surround the problem with a diverse group of people who represent a range of thought and even intellect. (Our favorite example of this comes from 18th century England when dairy farmers—not doctors—were the first to observe the immunological breakthrough that cowpox prevented smallpox.)

Page points out that working with people who look and think like you is easier.8 We agree. Diversity of thought requires more effort and greater management skills, but it drives better outcomes—especially when it comes to value investing. Beyond ethnic and gender composition, we value diversity of circumstances and experiences including socio-economic, political, and geographic backgrounds. The addition of our international and global team in 2012 helped us better recognize our Western biases. We also pushed beyond our Midwestern sensitivities when we opened a New York City office and placed colleagues on the West Coast. As Page observed, “…identity diversity and cognitive diversity often go hand in hand. Two people belonging to different identity groups, or with different life experiences, also tend to acquire diverse cognitive tools.”9

To produce a yin and yang of thought, Ariel employs a “buddy system.” We intentionally have “co” leaders—from Co-CEOs to Co-Portfolio Managers. When researching stocks, we assign a “devil’s advocate” to take the opposing position. We have a Chief Investment Officer of the overall firm, as well as a Chief Investment Officer of International and Global Equities—who, by the way, is among only 14% of women portfolio managers globally.10 As Co-CEOs, we could not be more different in our personalities and skill sets, and yet we share a common belief system. The trust that arises from our shared values allows us to comfortably challenge each other’s assumptions. We actively seek dissent, which makes us a better firm. We don’t want to miss a thing.

While we encourage all voices and opinions, we avoid decision-making by committee. We pride ourselves in pre-determining decision rights which means before we begin, the group knows who will ultimately determine the outcome. When there are disagreements, we respect a colleague’s right to hold an opposing point of view with one important caveat: facts matter. Our work is detail-oriented and research-based. Teammates are entitled to their own opinions, but not their own facts. Any bias in the presentation of facts can lead to bad outcomes.

We inherently understand when Page writes, “Prediction markets, where collections of employees or individuals bet

[7]	Page, Scott. The Difference. Princeton University Press, 2007, page xvi.
[8]

Page sums up the situation well when he says, “Interacting with a large number of diverse people should be more cognitively taxing than hanging out with your close friends, who look, think and act just like you.” Page, Scott. The Difference. Princeton University Press, 2007, page xvi.

[9]	Page, Scott. The Difference. Princeton University Press, 2007, page xiv.
[10]	Lallos, Laura. “Women In Investing: Morningstar’s View.” Morningstar. March 2, 2020.

ARIELINVESTMENTS.COM 5

on future outcomes…work best when many variables could potentially influence the outcome and when quantifying relevant information proves difficult. Participants must be both accurate and diverse for prediction markets to work. In some cases, sufficient diversity already exists. In other instances, it must be recruited or incentivized.”11 Predicting how a stock today will do years from now relies on a multitude of variables. To see the broadest range of possibilities, it’s best to make sure your decision-making team values both varying viewpoints and precision.

A culture of diversity requires vigilance, effort, and accountability. Setbacks not only come from within, they can come from outside. We know our longtime focus on developing diverse talent attracts attention from other companies and we have lost teammates to competitors—especially in our research area. While we work hard to retain talent, we support our colleagues who leave for compelling opportunities. We were delighted when our former banking analyst, Jason Tyler, was recently promoted to Chief Financial Officer of Northern Trust Corporation, making him one of less than ten Black CFOs of a publicly-traded company. We view his success as a testament to the quality of leadership at Ariel and are truly happy for his remarkable accomplishments. Plenty of other minority leaders in our industry are Ariel alumni. We root for them and always consider them a part of our family.

We are glad Scott Page wrote a book in 2007 that mathematically proves that a group leveraging differences—of experiences, thoughts and abilities—can better solve problems and create more innovative work. It confirmed what Ariel has done since our founding in 1983.

PORTFOLIO COMINGS AND GOINGS

In Ariel Fund, we purchased Core Laboratories N.V., which is a provider of reservoir description and production enhancement services in the oil and gas industry. We also added Madison Square Garden Entertainment Corporation (MSGE) but exited Molson Coors Beverage Company (TAP) to pursue more compelling companies.

The addition of Madison Square Garden Entertainment Corporation to Ariel Appreciation Fund as well clearly shows our enthusiasm for the name. We also bought shares of Walgreens Boots Alliance Inc. (WBA). Meanwhile, we eliminated industrial products and equipment maker, Illinois Tool Works Inc. (ITW) as well as bar code manufacturer, Zebra Technologies Corporation (ZBRA) when both reached our estimate of private market value. We also profitably sold alternative asset manager, The Blackstone Group Inc. (BX) and Madison Square Garden Sports Corporation (MSGS). Meanwhile we took our lumps in Jones Lang LaSalle (JLL) and U.S. Silica Holdings, Inc. (SLCA) when we exited both names.

Today’s economic data clearly shows that our economy is off the mat. This is encouraging and not unexpected. The immediate months ahead may bring more challenges and uncertainty, but we strongly believe our companies have the balance sheets to sustain them. More importantly, with such low expectations built into their prices, the downside should be limited and the upside still considerable.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. We also want to thank everyone at Ariel for making adjustments that allow us to continue operating at the highest level to serve you while staying safe.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

[11]	Page, Scott. The Difference. Princeton University Press, 2007, page xvi.

6	SLOW AND STEADY WINS THE RACE

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Consumer discretionary	34.62	14.99	14.06	15.11

Financial services	26.25	34.67	24.31	16.98

Producer durables	16.66	14.92	13.13	8.46

Health care	10.21	6.57	15.76	14.08

Materials & processing	6.14	9.13	7.68	2.80

Consumer staples	2.71	3.35	3.15	6.12

Energy	1.01	4.19	2.98	2.83

Technology	0.96	7.36	15.19	28.57

Utilities	0.00	4.81	3.72	5.07

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 6/30/20

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	23.32	-15.85	-2.20	1.18	9.80	7.69	10.12

Ariel Fund–Institutional Class+	23.42	-15.58	-1.90	1.49	10.09	7.83	10.21

Russell 2500TM Value Index	20.60	-15.50	-2.60	1.85	8.81	8.19	9.99

Russell 2500TM Index	26.56	-4.70	4.08	5.41	11.46	7.74	10.17

S&P 500® Index	20.54	7.51	10.73	10.73	13.99	5.91	10.29

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/19)

Investor Class	1.02%

Institutional Class	0.70%

Top ten equity holdings (% of net assets)

1.	KKR & Co., Inc.	5.0	6.	Lazard Ltd., Class A	3.9
2.	ViacomCBS, Inc.	4.5	7.	Northern Trust Corp.	3.6
3.	Zebra Technologies Corp.	4.0	8.	Adtalem Global Education, Inc.	3.6
4.	Mattel, Inc.	3.9	9.	Mohawk Industries, Inc.	3.6
5.	Stericycle, Inc.	3.9	10.	Interpublic Group of Cos., Inc.	3.4

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM 7

Ariel Appreciation Fund performance summary INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	32.76	27.28	20.64	16.98

Consumer discretionary	25.77	14.25	14.44	15.11

Producer durables	18.51	14.69	13.67	8.46

Health care	12.48	7.30	12.26	14.08

Consumer staples	5.94	5.01	4.98	6.12

Technology	2.03	9.16	17.94	28.57

Energy	1.34	4.52	3.25	2.83

Materials & processing	0.00	8.37	6.68	2.80

Utilities	0.00	9.41	6.14	5.07

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 6/30/20

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund– Investor Class	19.91	-12.42	-2.12	0.69	9.33	7.74	9.51

Ariel Appreciation Fund–Institutional Class+	20.01	-12.13	-1.80	1.01	9.62	7.88	9.60

Russell Midcap® Value Index	19.95	-11.81	-0.54	3.32	10.29	8.91	10.33

Russell Midcap® Index	24.61	-2.24	5.79	6.76	12.35	8.22	10.76

S&P 500® Index	20.54	7.51	10.73	10.73	13.99	5.91	9.69

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/19)

Investor Class	1.14%

Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	Northern Trust Corp.	4.6	6.	Mattel, Inc.	3.9
2.	Stanley Black & Decker, Inc.	4.6	7.	Interpublic Group of Cos., Inc.	3.7
3.	BorgWarner, Inc.	4.0	8.	Lazard Ltd., Class A	3.5
4.	Kennametal, Inc.	3.9	9.	BOK Financial Corp.	3.5
5.	Progressive Corp.	3.9	10.	Laboratory Corp. of America Holdings	3.4

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

8	SLOW AND STEADY WINS THE RACE

Charles K. Bobrinskoy
Vice Chairman
Portfolio Manager

Average annual total returns as of 06/30/20

	2Q20	YTD	1-year	3-year	5-year	10-year	Since inception*
Ariel Focus Fund	23.54%	-17.10%	-11.08%	-0.82%	1.86%	7.83%	4.39%
Russell 1000® Value Index	14.29	-16.26	-8.84	1.82	4.64	10.41	6.24

S&P 500® Index	20.54	-3.08	7.51	10.73	10.73	13.99	8.83

* The inception date for Ariel Focus Fund is 06/30/05

DEAR FELLOW SHAREHOLDER:

While the first quarter of this year represented one of the most difficult periods in my 37-year capital markets’ career, the second quarter was one of the best. Ariel Focus Fund outperformed its primary Russell 1000 Value benchmark by 925 basis points while recording an absolute return of +23.54%. ViacomCBS, Inc. (VIAC) and Apache Corporation (APA) were our biggest contributors while Team, Inc. (TISI) and J.M. Smucker Company (SJM) detracted the most.

PANDEMIC PANDEMONIUM

In our first quarter letter, we introduced an analytic framework placing companies in one of five categories based on how the pandemic impacted their business. The first group of companies benefits from the current environment. J.M. Smucker Company enjoyed an earnings boost as more people consume Jif peanut butter and Folgers coffee at home. Auto insurance provider Progressive Corp. (PGR) benefitted from a decline in claims with the reduction of miles driven. Stocks in this

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 9

category were fully valued at the end of the first quarter as the market made its traditional mistake of overemphasizing the near-term. Category 1 stocks underperformed modestly in the second quarter. J.M. Smucker declined -3.94% but its shares are still trading higher so far this year. Optimism about a reopening economy would pressure demand for Smucker’s food products.

Category 2 companies were those generally unaffected by the economy’s reaction to COVID-19 such as the education company Adtalem Global Education Inc. (ATGE) and the agricultural fertilizer producer Mosaic Company (MOS). Heavy rains in North America and shifting food consumption from restaurants to home have impacted farmers and Mosaic shares more than I would have predicted near-term, but our thesis of a long-term increase in global demand for food coupled with improved diets remains intact.

Category 3 represents some of our strongest performers during the second quarter. These are companies hit by a temporary downturn in their business from COVID; but ultimately benefitting from pent-up demand. Medical device companies Zimmer Biomet Holdings Inc. (ZMH) and Hanger Inc. (HNGR) were negatively impacted as hospitals temporarily suspended elective surgeries. Shares of KKR and Co., Inc. (KKR) initially traded lower as profitable sales of its portfolio companies temporarily halted, but long-term institutional demand for less volatile funds might actually increase. Recently, KKR qualified for inclusion in several new index funds, providing additional demand for the shares, a direct benefit of its conversion from partnership to corporate structure several years ago.

Category 4 companies come with higher risk but potentially high returns. Although these companies may witness long-term reductions in their businesses, their stock prices have declined even more than their intrinsic value. Several of our energy companies including Apache reside here. Total passenger miles flown, and global automotive miles driven will take a long time to recover, as will demand for oil and gas, in our opinion. At the end of the first quarter, however, Apache’s shares were priced for bankruptcy, hitting a low of $3.80 from a 52-week high of $33.77. While we acknowledge the challenges faced by the oil and gas industry, we estimate Apache shares have a private market value of over $15. We added to our position and benefitted as the stock surged +233.91% in the quarter. ViacomCBS may have sustained some damage to its intrinsic value in the absence of outlets for its Paramount movies. A lack of NFL games, Masters golf and NCAA basketball tournaments have accelerated “cord cutting,” which in turn reduces the fees distributors pay for ViacomCBS’ cable channels. Like Apache, at the end of the first quarter ViacomCBS’ stock declined more than its intrinsic value. As reports of the return of televised sports gained momentum, ViacomCBS’ shares surged +68.20% in the second quarter.

“Our portfolio is still trading at more than a 20% discount to our calculation of intrinsic value, even after a quarter of strong, absolute and relative performance.”

Category 5 companies may not survive the current pandemic or may be forced to accept crippling dilution through the sale of equity at distressed prices. We continue to place the airline industry in this category along with many brick and mortar retailers. We have concerns about segments of the business travel sector as well as some companies tied to urban office buildings. Many companies in these sectors have high fixed capital costs and require near 100% utilization to be profitable. When demand for oil declines, drillers can reduce supply by closing rigs. Idle airplane seats and vacant office space, in contrast, do not go away for a very long time.

Team, Inc. returned -14.31% as the company continued to struggle with its high debt load and reduced demand from oil field and chemical companies. We are currently

10	SLOW AND STEADY WINS THE RACE

analyzing whether Team, Inc. fits in category 4 or 5. We have not added to our position this year and consider it a “workout” security where we attempt to maximize the value of our position through an exit.

PORTFOLIO COMINGS AND GOINGS

During the quarter, we initiated a new position in Madison Square Garden Entertainment (MSGE). MSGE owns sports and entertainment venues including Madison Square Garden, Radio City Music Hall and the Chicago Theatre. MSGE is a Category 4 company in that bearish investors might argue demand for live concerts and sporting events will take a long time to recover. But when we initiated our position this past April, the company had net cash per share of more than $60. Our purchase price in the low $70s meant we were getting the iconic Madison Square Garden and other elite venues for about $10 per share. The company is trading at a 36% discount to book value and a 45% discount to our calculation of intrinsic value as we write.

During the quarter, we exited Blackstone Group Inc. (BX), one of our most successful long-term holdings. When we initiated a position in 2012 at $12.29, we believed the company’s shares traded well below intrinsic value due to its partnership structure which precluded the company from being held by most index funds and even many mutual funds. In April of 2019, management announced a plan to convert to C-Corp status. Over the next 10 months the stock rallied over +70% as entire new categories of investors took interest in the company. We began the process of exiting our position earlier this year as the company’s shares reached our private market value estimate. We sold our remaining shares during the second quarter.

OUTLOOK

We hear a great deal of talk about whether the market has moved “too far and too fast” given the continued and undeniable negative impact of Coronavirus. These commentators are generally focused on the S&P 500 which has indeed recovered to near record highs and is trading at a pricey 24.1 times forward earnings. But the S&P 500 performance and valuation have been driven by the FAANG stocks that we avoid. For this reason, at the end of the second quarter, Ariel Focus Fund was trading at 14.7 times forward earnings, an extraordinary 10 multiple point discount to the broad market. Value stocks have not, in our opinion, recovered “too far too fast.” Our portfolio is still trading at more than a 20% discount to our calculation of intrinsic value, even after a quarter of strong, absolute and relative performance.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy
Vice Chairman and Portfolio Manager

ARIELINVESTMENTS.COM 11

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financial services	30.24	24.73	16.98

Consumer discretionary	20.99	12.10	15.11

Producer durables	15.81	11.49	8.46

Health care	15.11	13.35	14.08

Energy	5.61	5.34	2.83

Technology	5.38	10.82	28.57

Materials & processing	2.94	5.05	2.80

Consumer staples	2.61	7.56	6.12

Utilities	0.00	9.56	5.07

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 6/30/20

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	23.54	-11.08	-0.82	1.86	7.83	4.39

Ariel Focus Fund–Institutional Class+	23.78	-10.80	-0.54	2.13	8.07	4.54

Russell 1000® Value Index	14.29	-8.84	1.82	4.64	10.41	6.24

S&P 500® Index	20.54	7.51	10.73	10.73	13.99	8.83

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/19)	Net	Gross

Investor Class	1.00%	1.23%

Institutional Class	0.75%	0.89%

The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2021. Prior to February 1, 2014, the fee waiver was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Top ten equity holdings (% of net assets)

1.	Snap-on, Inc.	5.5	6.	Western Union Co.	4.8
2.	Oracle Corp.	5.4	7.	BorgWarner, Inc.	4.5
3.	Goldman Sachs Group, Inc.	5.0	8.	Lazard Ltd., Class A	4.4
4.	Zimmer Biomet Holdings, Inc.	4.9	9.	KKR & Co., Inc.	4.4
5.	ViacomCBS, Inc.	4.8	10.	Lockheed Martin Corp.	3.8

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

12	SLOW AND STEADY WINS THE RACE

Rupal J. Bhansali
Chief Investment Officer
International and Global Equities

Average annual total returns as of 06/30/20

	2Q20	YTD	1-year	3-year	5-year	Since inception*

Ariel International Fund	11.61%	-3.61%	1.60%	0.24%	1.91%	5.00%

MSCI EAFE Net Index	14.88	-11.34	-5.13	0.81	2.05	5.68

MSCI ACWI ex-US Net Index	16.12	-11.00	-4.80	1.13	2.26	4.94

* The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 06/30/20

	2Q20	YTD	1-year	3-year	5-year	Since inception*

Ariel Global Fund	11.71%	-3.13%	2.14%	3.69%	4.59%	7.37%

MSCI ACWI Net Index	19.22	-6.25	2.11	6.14	6.46	9.03

* The inception date for the Ariel Global Fund is 12/30/11.

DEAR FELLOW SHAREHOLDER:

While the market environment across countries and sectors may change from one period to the next, our investment philosophy and process remains consistent. We seek to own undervalued, out-of-favor, high quality companies with sustainable returns relative to the risk of the business. Our holistic and balanced approach to evaluating investment opportunities embeds risk management at every step by proactively assessing the upside and downside potential of each idea under consideration. Portfolio construction is guided by favorable

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 13

risk/reward profiles at the security and portfolio level, as opposed to benchmark, sector or country weight. While there are no pre-determined industry themes, the outcome of this discipline has resulted in our underweight in emerging market equities since the funds began in 2011. However, in March 2020, the pandemic induced global recession triggered a capital flow exodus from developing economies, which eclipsed the outflows of the global financial crisis. True to our contrarian nature, we have become more constructive on emerging markets, with our investment process identifying incremental opportunities.

A WALK DOWN MEMORY LANE

Our research, deep domain expertise and local knowledge of developing countries has generally kept us on the sidelines from emerging market equities. Prior to the launch of Ariel International Fund and Ariel Global Fund in 2011, emerging markets outpaced their developed market counterparts in terms of growth and investment returns for more than two decades.

1990-2011	Average Annual GDP Growth	Annualized Equity Return
Developed Markets	2.6%	5.2%
Emerging Markets	4.1%	8.8%

Source: World Bank, MSCI and Bloomberg. Price return in USD. Past performance does not guarantee future results

This robust performance was supported by globalization, capital inflows and credit growth. China’s insatiable demand for commodities also benefitted resource rich developed nations like Australia and developing economies such as Brazil, Russia and Africa. The breadth and magnitude of the super-cycle in commodity and manufactured goods exports inspired countries to begin extending credit in local currency. These factors lifted impoverished populations en masse, expanding income patterns, consumption and domestic spending by buoying a rising number of middle class consumers.

This expansionary cycle captured investor attention and drove equity markets, as well as earnings multiples higher. This is why we found emerging markets to be highly unattractive on both an absolute and relative basis back in 2012. Our research suggested the growth expectations were likely to disappoint and risks across the asset class were underestimated. Eight years later, our assessment has proven correct as emerging markets have underperformed their developed peers.

MSCI EM vs. World

Source: Bloomberg

CATALYSTS FOR CHANGE

Fast forward to March 2020, “the widespread selloff triggered” by COVID-19 “ripped through emerging markets” as foreign investors pulled money out of developing economies at the fastest pace on record.1

Source: Institute of International Finance

As you can see above, cumulative outflows were more than double the withdrawals that occurred during the financial crisis and “equivalent to more than 1% of gross domestic product of the countries measured.”2

This steep correction and extreme shift in sentiment drove us to revisit the risks and opportunities across these regions.

[1]	Chilkoti, Avantika, “Emerging Markets Take Hit as Investors Flee for Safety.” The Wall Street Journal. March 18, 2020.
[2]	Chilkoti, Avantika. “Emerging Markets Take Hit as Investors Flee for Safety.” The Wall Street Journal. March 18, 2020.

14	SLOW AND STEADY WINS THE RACE

Our research revealed deeply discounted valuations in certain sectors, such as financials, where negative earnings revisions appear to have largely priced in adverse economic outcomes and weak growth. For example, our analysis uncovered high-quality financial institutions that were trading at low price-to-book ratios, yet offer attractive normalized returns on invested capital, relative to their cost of capital, as well as compelling dividend yield prospects. Taking advantage of these favorable entry points, Ariel Global Fund initiated or increased positions in best-in-class banking franchises, Credicorp in Peru and Kasikornbank Public Co. Ltd. in Thailand, as well as insurance companies, Sanlam Limited out of South Africa and BB Seguridade Participacoes in Brazil. All of these holdings are strategically positioned to benefit long-term from the growing banking and insurance penetration rates driven by the burgeoning middle class, as well as the growth of each region’s capital markets.

Meanwhile, technology and telecommunication stocks have proven to be relatively pandemic-proof in many economies. This is naturally intuitive, particularly since shelter in place orders and social distancing policies have given way to a new ‘virtual’ normal for working, shopping and entertainment in many developed countries, as well as wealthier emerging ones. In fact, we see this trend as a rich opportunity for two of our long-time, high conviction emerging market holdings: wireless telecommunications operator, China Mobile and internet search and online community leader, Baidu.

China Mobile is the largest mobile operator in the world, with nearly 950 million subscribers. We expect the company’s superior network, dominant market share and strong brand to continue to capitalize on growing consumer demand for data as the economy pivots towards a services based gross domestic product. Although the company has $43 billion in net cash, delivers prodigious free cash flow generation and offers a 6% dividend yield, shares are currently trading on a paltry 2.2x next year’s EBITDA. Investors are concerned about high 5G capital expenditures, although we believe demand scenarios for greater bandwidth and connectivity—think online education, food delivery, e-commerce, digital banking, mobile computing, etc.—will boost revenues and earnings longer-term. Moreover, China Mobile is also expanding into the fixed line broadband market, which has historically been a duopoly. This organic growth angle provides optionality for an internet protocol television (IPTV) offering, as well as a full suite of enterprise services.

Leading search engine Baidu, which has been dubbed the ‘Google of China’ also owns stakes in leading internet properties iQiyi, the ‘Netflix of China’ and CTrip, the ‘Expedia of China.’ Additionally, Baidu is considered one of the premier artificial intelligence companies in the world, particularly in autonomous driving and facial recognition. Today, the company generates most of its revenue through advertising. Long-term, we believe Baidu will deliver greater monetization opportunities in search and other key online and offline service initiatives, with revenue sources that include subscriptions, licensing, merchandising and gaming. Overall, we expect Baidu’s top line to grow and profit margins to expand, driving long-term value creation in China’s new economy.

Lastly, COVID-19 exacerbated existing price dislocations between growth and value stocks across the globe. In fact, the gap in valuations between the asset classes within emerging markets is the widest it has been in history. This made the discount on long-term growth drivers of high quality, high growth value offerings, even more compelling.

THE ROAD AHEAD

Emerging market economies have become more diversified, with growing levels of domestic consumption, innovation and technology offerings aimed at leapfrogging traditional business models in the developed world. As we scour the globe analyzing the intrinsic value of companies, we have found incremental opportunities within developing economies and have put some fresh money to work, which represents a shift from our longstanding view.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali
Chief Investment Officer
International and Global Equities

ARIELINVESTMENTS.COM 15

Ariel International Fund performance summary INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index

Communication services	29.27	5.41	7.59
Health care	15.23	14.47	10.69
Consumer staples	12.60	12.01	9.97
Financials	10.50	16.07	18.15
Consumer discretionary	10.40	11.34	12.58
Utilities	8.10	4.04	3.52
Information technology	3.37	8.33	10.87
Industrials	2.15	14.50	11.40
Energy	1.10	3.38	4.81
Real estate	0.89	3.18	2.84
Materials	0.00	7.26	7.58

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 06/30/20

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	11.61	1.60	0.24	1.91	5.00

Ariel International Fund– Institutional Class	11.71	1.80	0.47	2.15	5.25

MSCI EAFE Index (net)	14.88	-5.13	0.81	2.05	5.68

MSCI ACWI ex-US Index (net)	16.12	-4.80	1.13	2.26	4.94

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/19)	Net	Gross
Investor Class	1.13%	1.32%
Institutional Class	0.88%	0.93%

The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2021. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Deutsche Boerse AG	9.6	6.	Philip Morris Intl, Inc.	5.0
2.	Nintendo Co., Ltd.	8.4	7.	Koninklijke Ahold Delhaize N.V.	4.8
3.	Roche Holding AG	8.1	8.	Nippon Telegraph & Telephone Corp.	4.2
4.	GlaxoSmithKline plc	5.8	9.	Michelin (CGDE)	4.1
5.	China Mobile Ltd.	5.7	10.	Snam SpA	3.4

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings (% of net assets)
Japan	25.54	United States	5.52
Germany	13.15	France	5.38
Switzerland	10.10	Netherlands	4.84
China	8.54	Netherlands	4.30
United Kingdom	6.95	Italy	3.68

16	SLOW AND STEADY WINS THE RACE

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings (%)

	Ariel Global Fund	MSCI ACWI Index

Health care	21.73	12.93

Communication services	21.63	9.37

Information technology	15.44	20.69

Financials	10.11	13.44

Consumer staples	8.19	8.06

Consumer discretionary	7.51	11.77

Utilities	3.14	3.20

Industrials	0.77	9.43

Real estate	0.67	2.92

Energy	0.47	3.55

Materials	0.00	4.64

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 06/30/20

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	11.71	2.14	3.69	4.59	7.37

Ariel Global Fund–Institutional Class	11.80	2.39	3.95	4.85	7.64

MSCI ACWI Index (net)	19.22	2.11	6.14	6.46	9.03

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/19)	Net	Gross
Investor Class	1.13%	1.44%
Institutional Class	0.88%	0.99%

The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2021. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Microsoft Corp.	9.8	6.	Philip Morris Intl, Inc.	5.0
2.	Roche Holding AG	7.8	7.	Gilead Sciences, Inc.	4.1
3.	Baidu, Inc.	5.7	8.	Deutsche Boerse AG	4.0
4.	GlaxoSmithKline plc	5.5	9.	Nintendo Co., Ltd.	3.9
5.	China Mobile Ltd.	5.3	10.	Berkshire Hathaway Inc., Class B	3.7

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings (% of net assets)
United States	35.93	Germany	4.60
Japan	11.63	France	3.54
China	11.00	Finland	2.17
Switzerland	7.79	Spain	1.64
United Kingdom	6.31	South Korea	1.23

ARIELINVESTMENTS.COM 17

John P. Miller, CFA® Senior Vice President Portfolio Manager, Investment Group

Jones Lang LaSalle (JLL) is a leading professional services firm that specializes in real estate and investment management, the world’s second-largest company of its kind. Founded in 1783 and headquartered in Chicago, JLL’s 94,000-person global workforce serves clients in over 80 countries. As of the end of March, the company’s real estate investment management business, LaSalle Investment Management, managed $69.5 billion in private assets and publicly-traded real estate securities for global clients.

RECORD OPERATING RESULTS, THEN COVID-19

Following a year of record-operating results, JLL entered FY20 optimistic and confident in its ability to continue to increase market share and capitalize on long-term secular growth opportunities. When COVID-19 abruptly halted global economic growth, a near shutdown in commercial real estate sales ensued. Adding insult to injury, corporations are rethinking their office space needs as employees continue to work remotely. With many companies having allocated less square footage to individual desks over the past few years, JLL now believes social distancing requirements could reverse this trend and instead lead to less dense office spaces. According to a recent global survey conducted by JLL, participants ranked meetings, socializing and impromptu face-to-face interactions as the top motivations for returning to the office.

FAVORABLE RECURRING REVENUE MIX

Today, JLL has a more favorable recurring revenue business model, stronger balance sheet, as well as a more diverse business, client and geographical mix compared to the Great Financial Crisis. Led by its growing Property & Facility Management Services business, slightly more than half of JLL’s fee revenue is now recurring. Through this operation, which includes the management and outsourcing of properties and portfolios, JLL helps companies streamline operations and control costs. With approximately 80% of corporations still managing their real estate internally, meaningful growth potential remains.

LASALLE INVESTMENT MANAGEMENT

Real estate is no longer an alternative asset. It is now considered a core asset class with continuing capital raising momentum. An increase in this asset class is primarily driven by diversification such as low correlation with other assets, real estate being perceived as an inflation hedge and the opportunity for competitive returns and higher yields relative to equities and fixed income. Due to this secular growth, JLL’s investment management business is now one of the world’s largest and most diverse in real estate.

COMPELLING VALUATION

JLL remains a conservatively run franchise with a track record of generating solid free cash flow with high returns on capital and equity. We expect the company to continue to benefit from accelerating trends of globalization, the outsourcing of real estate services and increased institutional demand for commercial real estate. With the worldwide arrival of COVID-19 and the subsequent shutdown of businesses, however, JLL has traded down to a level where we believe the long-term commercial real estate business fundamentals are substantially discounted in the company’s current valuation. The stock represents a compelling bargain with its shares now trading around 10 times our forward twelve-month cash earnings estimate and at a 39% discount to our private market value estimate.

18	SLOW AND STEADY WINS THE RACE

Jamil Soriano Vice President, Research

Madison Square Garden Entertainment Corp. (MSGE) is a New York City based content distribution company that delivers live experiences through its portfolio of celebrated venues, exclusive entertainment production, and other entertainment assets. The world-famous Madison Square Garden, Chicago Theater, Rockettes and TAO are only a few of its well-known proprietaries. The company was spun out of the Madison Square Garden Company in April of 2020, resulting in a separation from the Sports business. The Garden will remain the home of the New York Knicks and New York Rangers through the duration of its long-term lease, which began after the separation was complete.

WORLD-CLASS ENTERTAINMENT WITH UNIQUE ASSETS

As the owner of iconic live performance venues in some of the largest markets in the United States, MSGE can maximize venue utilization by leaning on relationships and entertainment booking expertise built up over decades. The company’s iconic venues are viewed as “must-stops” for performers, which helps mitigate competition. The additional value of MSGE’s prime real estate holdings provide investors with downside protection throughout periods of economic volatility.

DISRUPTION OF A SECULAR TREND

As many consumers’ preferences continue to shift from the purchase of material items to live experiences, MSGE directly benefits. The onset of COVID-19 dramatically impacted this evolving dynamic and made the previously unthinkable scenario of a zero-revenue business a reality. The pandemic’s timing also coincided with the construction of MSGE’s Las Vegas Sphere—a first-of-its-kind, cutting edge live music and entertainment facility that aims to capitalize on the antiquated Las Vegas venue market. The novelty of the project in an uncertain time has caused unease amongst investors, especially given the near $1.7 billion price tag and plans for a second Sphere in London.

FINANCIAL STABILITY TO WEATHER THE STORM

While we don’t believe the future will fully revert to pre-pandemic levels, once a vaccine is found, we are confident people will want to continue to experience live concerts, theatrical productions, sports and more. In the interim, MSGE has halted its Sphere construction and removed unnecessary costs to reduce its cash burn. With approximately $1.4 billion of net cash on its balance sheet, the company has enough liquidity to endure the challenging environment through at least the end of CY2022. Over the long term, we take comfort in the Dolan family’s track record of creating continued shareholder value and expect the resumption of event attendance as well as the Sphere project to deliver excess returns. With the stock trading at just above a 40% discount to our PMV, we believe MSGE provides us with an attractive risk/reward opportunity over the next three to five years.

ARIELINVESTMENTS.COM 19

Aaron Diaz Bianco, JD/CFA® Research Analyst

Founded in 1843 and based in New Britain, Connecticut, Stanley Black & Decker, Inc. (SWK) is the world’s largest tools and storage provider. The company’s Dewalt, Black+Decker, Craftsman, and Stanley brands are among the most recognized in the industry. In addition to its well-known tools franchise, Stanley holds a leading portfolio of industrial fasteners and security access applications. Unbeknownst to many observers, Stanley is a leader online, with over $1 billion of e-Commerce sales growing at high double-digit rates.

COMPETITIVE ADVANTAGE DRIVEN BY BRANDS, SCALE, AND TECHNOLOGY

Stanley’s brand recognition is the core of its competitive advantage. Its products drive substantial traffic to home centers, distributors and online vendors, given the company’s tools are preferred by professionals, purchase managers and do-it-yourself customers alike. Strong brand recognition provides Stanley license to innovate thoughtfully, manufacture at scale, and distribute widely. Over the last 8 years, Stanley’s battery technology led the industry’s transition to cordless power tools. This has taken its ubiquitous Dewalt brand from $1 billion to nearly $5 billion in annual sales. The company has also been able to leverage its scale to grow acquired brands. For example, Craftsman sales increased from $100 million when acquired in 2017 to $600 million in 2019, after Stanley brought Craftsman onto its vast distribution platform. Craftsman is now on track to reach $1 billion in annual sales by 2021.

STRENGTH AMIDST UNCERTAINTY

The share price of Stanley increased approximately 40% during the second quarter. In April, lockdowns in response to COVID-19 caused the company to accelerate cost cutting efforts and set guidance for a 35-45% organic sales decline in the second quarter. However, as the situation progressed, the company’s tools and storage franchise demonstrated strength in the face of adversity. Strong home center and e-commerce demand, particularly in do-it-yourself retail categories, caused Stanley to increase its guidance in mid-May (to negative 20-30%) and again in early June (to negative 15-20%). More recently, signs of pent-up demand from professional tools customers have emerged. The company has kept its cost cutting actions in place, which should lead to greater profitability. Also, Stanley’s Dewalt was recently selected by 3M and Ford to provide the battery system in air-purifying respirators for healthcare workers, demonstrating the importance of Stanley’s technological innovation and reputation for reliability.

MANY CATALYSTS FOR GROWTH AND MARGIN EXPANSION

In addition to better-than-expected demand this year, Stanley has a number of important catalysts for growth and margin expansion over the longer term. First, the company has a long runway of potential growth in the Lawn & Garden category. With an estimated addressable market of $20 billion annually, strong existing brands, and an attractive option to acquire the remaining 80% of MTD Products, owner of the Troy-Bilt and Cub Cadet brands, Stanley believes that Lawn & Garden could comprise 15-20% of consolidated revenue within a few years. Second, Stanley’s electrification and battery technology has become the industry’s next generation standard, establishing Stanley as the leader in the industry’s transition to cleaner and safer power tools. Third, Stanley is expanding manufacturing in North America, which will reduce tariffs. Finally, the company is increasing productivity through automation and advanced analytics. Taken together, we believe these catalysts for growth and margin expansion are likely to result in strong returns for long-term shareholders.

20	SLOW AND STEADY WINS THE RACE

Schedules of investments	06/30/20 (UNAUDITED)

Ariel Fund

Number of shares	Common stocks—98.56%	Value

	Consumer discretionary & services—34.62%
3,087,765	ViacomCBS, Inc.	$72,006,680
6,568,089	Mattel, Inc.(a)	63,513,421
1,842,499	Adtalem Global Education, Inc.(a)	57,393,844
563,604	Mohawk Industries, Inc.(a)	57,352,343
3,173,966	Interpublic Group of Cos., Inc.	54,465,257
4,408,277	TEGNA, Inc.	49,108,206
2,994,735	Nielsen Holdings plc	44,501,762
4,343,384	MSG Networks, Inc.(a)(b)	43,216,671
2,649,456	Meredith Corp.(b)	38,549,585
446,400	Madison Square Garden Entertainment Corp.(a)	33,480,000
130,969	Vail Resorts, Inc.	23,856,003
402,940	Royal Caribbean Cruises Ltd.	20,267,882
		557,711,654

	Consumer staples—2.71%
413,245	J.M. Smucker Co.	43,725,453

	Energy—1.01%
799,410	Core Laboratories N.V.	16,244,011

	Financial services—26.25%
2,624,339	KKR & Co., Inc.	81,039,588
2,178,303	Lazard Ltd., Class A	62,364,815
732,600	Northern Trust Corp.	58,124,484
1,195,953	CBRE Group, Inc., Class A(a)	54,080,995
500,299	JLL	51,760,934
974,888	First American Financial Corp.	46,814,122
593,300	Affiliated Managers Group, Inc.	44,236,448
1,159,249	Janus Henderson Group plc	24,529,709
		422,951,095

	Health care—10.21%
2,559,915	Envista Holdings Corp.(a)	53,988,607
312,500	Laboratory Corp. of America Holdings(a)	51,909,375
186,506	Charles River Laboratories Intl, Inc.(a)	32,517,321
57,581	Bio-Rad Laboratories, Inc.(a)	25,997,246
		164,412,549

	Materials & processing—6.14%
978,400	Masco Corp.	49,125,464
355,797	Simpson Manufacturing Co., Inc.	30,015,035
5,477,884	U.S. Silica Holdings, Inc.(b)	19,775,161
		98,915,660

	Producer durables—16.66%
253,800	Zebra Technologies Corp.(a)	64,960,110
1,123,000	Stericycle, Inc.(a)	62,865,540
365,463	Snap-on, Inc.	50,620,280
1,635,641	Kennametal, Inc.	46,959,253
425,785	Keysight Technologies, Inc.(a)	42,910,612
		268,315,795

	Technology—0.96%
1,012,665	Knowles Corp.(a)	15,453,268

	Total common stocks (Cost $1,275,128,288)	1,587,729,485

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	21

Schedules of investments	06/30/20 (UNAUDITED)

Ariel Fund (continued)

Number of shares	Short-term investments—1.49%	Value

23,928,655	Northern Institutional Treasury Portfolio, 0.10%(c)	$23,928,655
	Total short-term investments (Cost $23,928,655)	23,928,655

	Total Investments—100.05% (Cost $1,299,056,943)	1,611,658,140

	Other Assets less Liabilities—(0.05)%	(771,236)

	Net Assets—100.00%	$1,610,886,904

Ariel Appreciation Fund

Number of shares	Common stocks—98.83%	Value

	Consumer discretionary & services—25.77%
1,086,900	BorgWarner, Inc.	$38,367,570
3,829,300	Mattel, Inc.(a)	37,029,331
2,069,930	Interpublic Group of Cos., Inc.	35,519,999
1,210,398	ViacomCBS, Inc.	28,226,481
241,500	CarMax, Inc.(a)	21,626,325
1,265,624	Nielsen Holdings plc	18,807,173
1,745,437	MSG Networks, Inc.(a)	17,367,098
285,100	Omnicom Group, Inc.	15,566,460
77,600	Vail Resorts, Inc.	14,134,840
124,388	Madison Square Garden Entertainment Corp.(a)	9,329,100
326,900	Carnival Corp.	5,367,698
315,600	Nordstrom, Inc.	4,888,644
		246,230,719

	Consumer staples—5.94%
297,275	J.M. Smucker Co.	31,454,668
394,900	Walgreens Boots Alliance, Inc.	16,739,811
250,200	Molson Coors Brewing Co.	8,596,872
		56,791,351

	Energy—1.34%
1,043,300	National Oilwell Varco	12,780,425

	Financial services—32.76%
552,400	Northern Trust Corp.	43,827,416
464,300	Progressive Corp.	37,195,073
1,159,420	Lazard Ltd., Class A	33,194,194
585,189	BOK Financial Corp.	33,028,067
797,900	Aflac, Inc.	28,748,337
596,300	First American Financial Corp.	28,634,326
740,268	KKR & Co., Inc.	22,859,476
567,700	The Charles Schwab Corp.	19,154,198
94,054	Willis Towers Watson plc	18,523,935
313,489	Houlihan Lokey, Inc.	17,442,528
78,200	Goldman Sachs Group, Inc.	15,453,884
330,450	CBRE Group, Inc., Class A(a)	14,942,949
		313,004,383

See Notes to Schedules of Investments.
22	SLOW AND STEADY WINS THE RACE

Schedules of investments	06/30/20 (UNAUDITED)

Ariel Appreciation Fund (continued)

Number of shares	Common stocks—98.83%	Value

	Health care—12.48%
197,900	Laboratory Corp. of America Holdings(a)	$32,873,169
236,400	Zimmer Biomet Holdings, Inc.	28,216,704
1,105,022	Envista Holdings Corp.(a)	23,304,914
399,215	Cardinal Health, Inc.	20,835,031
80,680	Charles River Laboratories Intl, Inc.(a)	14,066,558
		119,296,376

	Producer durables—18.51%
314,299	Stanley Black & Decker, Inc.	43,806,995
1,311,200	Kennametal, Inc.	37,644,552
565,700	Stericycle, Inc.(a)	31,667,886
232,215	Keysight Technologies, Inc.(a)	23,402,628
166,200	Snap-on, Inc.	23,020,362
101,600	Littelfuse, Inc.	17,336,008
		176,878,431

	Technology—2.03%
1,271,500	Knowles Corp.(a)	19,403,090

	Total common stocks (Cost $740,829,602)	944,384,775

Number of shares	Short-term investments—1.16%	Value

11,045,507	Northern Institutional Treasury Portfolio, 0.10%(c)	$11,045,507

	Total short-term investments (Cost $11,045,507)	11,045,507

	Total Investments—99.99% (Cost $751,875,109)	955,430,282

	Other Assets less Liabilities—0.01%	113,125

	Net Assets—100.00%	$955,543,407

Ariel Focus Fund

Number of shares	Common stocks—98.69%	Value

	Consumer discretionary & services—20.99%
93,772	ViacomCBS, Inc.	$2,186,763
58,200	BorgWarner, Inc.	2,054,460
116,500	Nielsen Holdings plc	1,731,190
20,200	Madison Square Garden Entertainment Corp.(a)	1,515,000
10,700	Mohawk Industries, Inc.(a)	1,088,832
33,800	Adtalem Global Education, Inc.(a)	1,052,870
		9,629,115

	Consumer staples—2.61%
11,300	J.M. Smucker Co.	1,195,653

	Energy—5.61%
87,700	Apache Corp.	1,183,950
20,100	Exxon Mobil Corp.	898,872
39,900	National Oilwell Varco	488,775
		2,571,597

	Financial services—30.24%
11,500	Goldman Sachs Group, Inc.	2,272,630
101,100	Western Union Co.	2,185,782
70,900	Lazard Ltd., Class A	2,029,867

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	23

Schedules of investments	06/30/20 (UNAUDITED)

Ariel Focus Fund (continued)

Number of shares	Common stocks—98.69%	Value

	Financial services—30.24% (continued)
64,900	KKR & Co., Inc.	$2,004,112
19,300	Progressive Corp.	1,546,123
23,800	BOK Financial Corp.	1,343,272
24,300	First American Financial Corp.	1,166,886
28,100	Bank of New York Mellon Corp.	1,086,065
3,000	Northern Trust Corp.	238,020
		13,872,757

	Health care—15.11%
18,900	Zimmer Biomet Holdings, Inc.	2,255,904
11,950	Johnson & Johnson	1,680,528
9,600	Laboratory Corp. of America Holdings(a)	1,594,656
84,500	Hanger, Inc.(a)	1,399,320
		6,930,408

	Materials & processing—2.94%
108,000	Mosaic Co.	1,351,080

	Producer durables—15.81%
18,100	Snap-on, Inc.	2,507,031
4,781	Lockheed Martin Corp.	1,744,683
5,850	Zebra Technologies Corp.(a)	1,497,308
8,100	Stanley Black & Decker, Inc.	1,128,978
67,200	Team, Inc.(a)	374,304
		7,252,304

	Technology—5.38%
44,700	Oracle Corp.	2,470,569

	Total common stocks (Cost $44,731,304)	45,273,483

Number of shares	Short-term investments—1.36%	Value

624,982	Northern Institutional Treasury Portfolio, 0.10%(c)	$624,982

	Total short-term investments (Cost $624,982)	624,982

	Total Investments—100.05% (Cost $45,356,286)	45,898,465

	Other Assets less Liabilities—(0.05)%	(22,901)

	Net Assets—100.00%	$45,875,564

Ariel International Fund

Number of shares	Common stocks—93.62%	Value

	Belgium—0.31%
30,307	KBC Group NV	$1,738,589

	Canada—0.40%
64,729	IGM Financial, Inc.	1,572,930
45,776	Element Fleet Management Corp.	341,567
1,071	Fairfax Financial Holdings Ltd.	330,885
		2,245,382

See Notes to Schedules of Investments.
24	SLOW AND STEADY WINS THE RACE

Schedules of investments	06/30/20 (UNAUDITED)

Ariel International Fund (continued)

Number of shares	Common stocks—93.62%	Value

	China—8.54%
4,812,500	China Mobile Ltd.	$32,474,518
132,727	Baidu, Inc. ADR(a)	15,912,640
		48,387,158

	Denmark—0.78%
67,903	Novo Nordisk A/S	4,396,162

	Finland—2.96%
2,602,402	Nokia Corp. ADR	11,450,569
1,105,610	Nokia Corp.	4,830,112
22,927	Nokian Renkaat Corp.	503,321
		16,784,002

	France—5.38%
221,968	Michelin (CGDE)	23,027,847
30,261	Safran SA(a)	3,033,323
86,588	Vivendi SA	2,221,912
23,009	Thales SA	1,858,142
6,834	Societe BIC SA	347,046
		30,488,270

	Germany—13.15%
300,205	Deutsche Boerse AG	54,318,999
5,387,882	Telefonica Deutschland Holding	15,901,982
183,558	Rocket Internet SE(a)	3,936,881
3,930	Fresenius Medical Care AG & Co. KGaA(a)	336,892
		74,494,754

	Hong Kong—0.73%
424,000	CLP Holdings Ltd.	4,157,667

	Italy—3.68%
3,996,415	Snam SpA	19,459,541
243,552	Italgas SpA	1,414,671
		20,874,212

	Japan—25.54%
106,600	Nintendo Co., Ltd.	47,398,620
1,027,800	Nippon Telegraph & Telephone Corp.	23,944,718
828,900	Subaru Corp.	17,207,496
766,400	Japan Tobacco, Inc.	14,206,526
414,400	Bridgestone Corp.	13,313,763
486,100	NTT DOCOMO, Inc.	12,974,672
76,000	Secom Co., Ltd.	6,632,535
54,700	Daito Trust Construction Co., Ltd.	5,019,887
68,900	Ono Pharmaceutical Co., Ltd.	2,001,753
38,100	Sankyo Co., Ltd.	919,552
22,300	KDDI Corp.	667,916
12,900	Calbee, Inc.	356,385
		144,643,823

	Luxembourg—0.22%
39,149	RTL Group(a)	1,253,541

	Netherlands—4.84%
1,005,190	Koninklijke Ahold Delhaize N.V.	27,397,571

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	25

Schedules of investments	06/30/20 (UNAUDITED)

Ariel International Fund (continued)

Number of shares	Common stocks—93.62%	Value

	Peru—0.02%
758	Credicorp Ltd.	$101,322

	Portugal—0.06%
18,112	Jeronimo Martins SGPS SA	317,137

	Singapore—0.14%
133,200	Singapore Exchange Ltd.	797,135

	Spain—4.30%
735,083	Endesa SA	18,111,237
412,378	Tecnicas Reunidas SA(a)	6,254,641
		24,365,878

	Switzerland—10.10%
132,473	Roche Holding AG	45,910,084
19,007	Swisscom AG	9,948,357
5,834	Novartis AG ADR	509,542
3,362	Nestle SA	371,667
1,910	Kuehne & Nagel Intl, AG(a)	317,309
1,943	Novartis AG	169,024
		57,225,983

	United Kingdom—6.95%
1,623,164	GlaxoSmithKline plc	32,916,325
1,941,617	Vodafone Group plc	3,100,188
224,237	National Grid plc	2,748,513
3,628	Reckitt Benckiser Group plc	334,102
20,776	Close Brothers Group plc	284,466
		39,383,594

	United States—5.52%
405,475	Philip Morris Intl, Inc.	28,407,578
26,382	Check Point Software Technologies Ltd.(a)	2,834,218
		31,241,796
	Total common stocks (Cost $491,051,908)	530,293,976

	Total Investments—93.62% (Cost $491,051,908)	530,293,976

	Cash, Foreign Currency, Other Assets less Liabilities—6.38%	36,127,816

	Net Assets—100.00%	$566,421,792

See Notes to Schedules of Investments.
26	SLOW AND STEADY WINS THE RACE

Schedules of investments	06/30/20 (UNAUDITED)

Ariel International Fund (continued)

Open foreign currency contracts as of June 30, 2020

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

08/13/2020	UBS AG	NOK	11,307,848	EUR	1,021,694	$25,989
08/13/2020	UBS AG	SEK	23,567,000	EUR	2,217,036	37,213
08/13/2020	UBS AG	USD	11,153,164	JPY	1,203,442,634	1,233
08/13/2020	UBS AG	AUD	49,917,604	USD	32,266,240	2,189,321
08/13/2020	UBS AG	CAD	2,667,580	USD	1,964,274	863
08/13/2020	UBS AG	GBP	33,227,621	USD	40,869,309	314,625
08/13/2020	UBS AG	NOK	30,957,234	USD	3,019,205	197,599
08/13/2020	UBS AG	SEK	114,028,141	USD	11,586,224	657,751

Subtotal UBS AG						3,424,594

08/13/2020	Northern Trust	SEK	23,939,998	USD	2,434,114	136,486
08/13/2020	Northern Trust	SGD	7,935,469	USD	5,599,518	95,301

Subtotal Northern Trust						231,787

08/13/2020	JPMorgan Chase	AUD	2,067,929	CHF	1,301,000	52,371
08/13/2020	JPMorgan Chase	AUD	6,075,834	EUR	3,629,600	111,896
08/13/2020	JPMorgan Chase	JPY	354,790,192	EUR	2,864,273	66,497

Subtotal JPMorgan Chase						230,764

Subtotal - Open forward currency contracts with unrealized appreciation						$3,887,145

Open forward currency contracts with unrealized depreciation

08/13/2020	UBS AG	EUR	3,629,600	AUD	5,914,491	$(529)
08/13/2020	UBS AG	USD	25,442,371	CNH	181,425,731	(154,682)
08/13/2020	UBS AG	USD	2,434,114	SEK	22,692,313	(2,514)
08/13/2020	UBS AG	CNH	19,840,160	USD	2,800,218	(1,003)

Subtotal UBS AG						(158,728)

08/13/2020	Northern Trust	USD	7,076,724	CNH	50,460,746	(42,698)

Subtotal Northern Trust						(42,698)

08/13/2020	JPMorgan Chase	USD	3,645,288	CAD	5,110,803	(119,709)
08/13/2020	JPMorgan Chase	JPY	997,783,141	CNH	66,915,731	(194,881)
08/13/2020	JPMorgan Chase	JPY	774,769,276	EUR	6,742,348	(403,068)

Subtotal JPMorgan Chase						(717,658)

Subtotal - Open forward currency contracts with unrealized depreciation						$(919,084)

Net unrealized appreciation (depreciation) on forward currency contracts						$2,968,061

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	27

Schedules of investments	06/30/20 (UNAUDITED)

Ariel Global Fund

Number of shares	Common stocks—89.68%	Value

	Brazil—0.21%
43,173	BB Seguridade Participacoes SA	$216,496

	Canada—0.24%
10,003	IGM Financial, Inc.	243,075

	China—11.00%
48,448	Baidu, Inc. ADR(a)	5,808,431
801,000	China Mobile Ltd.	5,405,109
1,475	China Mobile Ltd. ADR	49,619
		11,263,159

	Denmark—0.26%
4,059	Novo Nordisk A/S	262,787

	Finland—2.17%
280,515	Nokia Corp. ADR	1,234,266
225,709	Nokia Corp.	986,062
		2,220,328

	France—3.54%
29,492	Michelin (CGDE)	3,059,618
11,179	Vivendi SA	286,861
2,712	Safran SA(a)	271,847
		3,618,326

	Germany—4.60%
22,548	Deutsche Boerse AG	4,079,828
213,244	Telefonica Deutschland Holding	629,376
		4,709,204

	Hong Kong—0.18%
19,000	CLP Holdings Ltd.	186,311

	Italy—1.08%
226,181	Snam SpA	1,101,332

	Japan—11.63%
8,950	Nintendo Co., Ltd.	3,979,528
97,600	Nippon Telegraph & Telephone Corp.	2,273,793
88,100	Subaru Corp.	1,828,906
65,600	Japan Tobacco, Inc.	1,216,007
36,700	Bridgestone Corp.	1,179,090
37,800	NTT DOCOMO, Inc.	1,008,934
2,800	Secom Co., Ltd.	244,357
1,900	Daito Trust Construction Co., Ltd.	174,365
		11,904,980

	Mexico—0.26%
111,675	Wal-Mart de Mexico SAB de CV	267,958

	Netherlands—0.50%
18,772	Koninklijke Ahold Delhaize N.V.	511,652

	Peru—0.20%
1,533	Credicorp Ltd.	204,916

See Notes to Schedules of Investments.
28	SLOW AND STEADY WINS THE RACE

Schedules of investments	06/30/20 (UNAUDITED)

Ariel Global Fund (continued)

Number of shares	Common stocks—89.68%	Value

	South Africa—0.10%
30,655	Sanlam Ltd.	$104,124

	South Korea—1.23%
19,356	KT&G Corp.	1,258,377

	Spain—1.64%
68,022	Endesa SA	1,675,950

	Switzerland—7.79%
23,013	Roche Holding AG	7,975,427

	Taiwan—0.19%
26,000	Catcher Technology Co., Ltd.	195,631

	Thailand—0.62%
210,600	Kasikornbank PCL	635,395

	United Kingdom—6.31%
278,964	GlaxoSmithKline plc	5,657,142
31,640	Vodafone Group plc ADR	504,342
20,327	National Grid plc	249,152
27,721	Vodafone Group plc	44,262
		6,454,898

	United States—35.93%
49,390	Microsoft Corp.	10,051,359
73,215	Philip Morris Intl, Inc.	5,129,443
54,587	Gilead Sciences, Inc.	4,199,924
21,379	Berkshire Hathaway, Inc., Class B(a)	3,816,365
25,780	Johnson & Johnson	3,625,441
38,927	Verizon Communications, Inc.	2,146,045
29,182	Amdocs Ltd.	1,776,600
32,011	Foot Locker, Inc.	933,441
51,818	Tapestry, Inc.	688,143
8,890	Bristol-Myers Squibb Co.	522,732
11,769	NetApp, Inc.	522,191
15,969	Equity Commonwealth	514,202
7,442	Acacia Communications, Inc.(a)	500,028
9,558	EOG Resources, Inc.	484,208
8,337	Interactive Brokers Group, Inc.	348,236
8,902	U.S. Bancorp	327,772
67,671	Acacia Research Corp.(a)	276,774
2,369	Check Point Software Technologies Ltd.(a)	254,502
2,104	Intercontinental Exchange, Inc.	192,726
3,617	Discover Financial Services	181,176
2,542	Cisco Systems, Inc.	118,559
1,221	QUALCOMM, Inc.	111,367
948	InterDigital, Inc.	53,685
		36,774,919
	Total common stocks (Cost $76,425,034)	91,785,245

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	29

Schedules of investments	06/30/20 (UNAUDITED)

Ariel Global Fund (continued)

Number of shares	Short-term investments—8.11%	Value

8,298,333	Northern Institutional Treasury Portfolio, 0.10%(c)	$8,298,333
	Total short-term investments (Cost $8,298,333)	8,298,333

	Total Investments—97.79% (Cost $84,723,367)	100,083,578

	Cash, Foreign Currency, Other Assets less Liabilities—2.21%	2,262,092

	Net Assets—100.00%	$102,345,670

Open foreign currency contracts as of June 30, 2020

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

08/13/2020	UBS AG	NOK	2,053,985	EUR	185,583	$4,721

08/13/2020	UBS AG	SEK	3,495,056	EUR	328,793	5,519

08/13/2020	UBS AG	CAD	532,994	USD	380,597	12,046

Subtotal UBS AG						22,286

08/13/2020	Northern Trust	SEK	2,234,871	GBP	185,007	10,666

08/13/2020	Northern Trust	SGD	772,869	USD	545,361	9,282

Subtotal Northern Trust						19,948

08/13/2020	JPMorgan Chase	AUD	545,196	CHF	343,000	13,807

08/13/2020	JPMorgan Chase	CAD	586,264	CHF	407,753	936

08/13/2020	JPMorgan Chase	AUD	1,747,196	EUR	1,043,745	32,177

08/13/2020	JPMorgan Chase	USD	764,223	EUR	673,505	6,782

08/13/2020	JPMorgan Chase	USD	1,101,165	JPY	117,119,139	15,858

08/13/2020	JPMorgan Chase	USD	408,038	JPY	43,441,045	5,484

Subtotal JPMorgan Chase						75,044

Subtotal - Open forward currency contracts with unrealized appreciation						$117,278

Open forward currency contracts with unrealized depreciation

08/13/2020	UBS AG	USD	3,540,913	CNH	25,249,719	$(21,528)

08/13/2020	UBS AG	CAD	1,151,731	EUR	761,334	(7,765)

08/13/2020	UBS AG	USD	634,699	GBP	516,024	(4,886)

Subtotal UBS AG						(34,179)

08/13/2020	Northern Trust	USD	556,603	CNH	3,953,482	(1,187)

08/13/2020	Northern Trust	USD	494,447	CNH	3,530,007	(3,596)

08/13/2020	Northern Trust	USD	394,781	GBP	321,420	(3,603)

Subtotal Northern Trust						(8,386)

See Notes to Schedules of Investments.
30	SLOW AND STEADY WINS THE RACE

Schedules of investments	06/30/20 (UNAUDITED)

Ariel Global Fund (continued)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
08/13/2020	JPMorgan Chase	USD	346,017	CHF	332,921	$(5,844)

08/13/2020	JPMorgan Chase	USD	682,468	CHF	657,314	(12,240)

08/13/2020	JPMorgan Chase	USD	686,365	EUR	622,923	(14,190)

08/13/2020	JPMorgan Chase	USD	504,854	EUR	467,703	(21,137)

08/13/2020	JPMorgan Chase	USD	683,282	EUR	630,512	(25,808)

08/13/2020	JPMorgan Chase	USD	481,807	GBP	393,960	(6,486)

08/13/2020	JPMorgan Chase	USD	355,786	JPY	38,957,271	(5,219)

Subtotal JPMorgan Chase						(90,924)

Subtotal - Open forward currency contracts with unrealized depreciation						$(133,489)

Net unrealized appreciation (depreciation) on forward currency contracts						$(16,211)

(a) Non-income producing.

(b) Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c) The rate presented is the 7-day current yield as of June 30, 2020.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	31

Notes to the schedules of investments	06/30/20 (UNAUDITED)

NOTE ONE  |  ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO  |  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at June 30, 2020.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of June 30, 2020, in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Level 1	$1,611,658,140	$955,430,282	$45,898,465
Level 2	—	—	—
Level 3	—	—	—

Total Investments	$1,611,658,140	$955,430,282	$45,898,465

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Notes to the schedules of investments	06/30/20 (UNAUDITED)

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2	Level 3	Total
Common stocks
Communication services	$165,799,064	$—	$—	$165,799,064
Consumer discretionary	58,908,860	—	—	58,908,860
Consumer staples	71,390,966	—	—	71,390,966
Energy	6,254,641	—	—	6,254,641
Financial services	59,485,893	—	—	59,485,893
Health care	86,239,782	—	—	86,239,782
Industrials	12,188,355	—	—	12,188,355
Information technology	19,114,899	—	—	19,114,899
Real estate	5,019,887	—	—	5,019,887
Utilities	45,891,629	—	—	45,891,629

Total common stocks	$530,293,976	$—	$—	$530,293,976

Total investments	$530,293,976	$—	$—	$530,293,976

Other financial instruments
Forward currency contracts^	$—	$2,968,061	$—	$2,968,061

Ariel Global Fund	Level 1	Level 2	Level 3	Total
Common stocks
Consumer services	$22,136,300	$—	$—	$22,136,300
Consumer discretionary	7,689,198	—	—	7,689,198
Consumer staples	8,383,437	—	—	8,383,437
Energy	484,208	—	—	484,208
Financials	10,350,109	—	—	10,350,109
Health care	22,243,454	—	—	22,243,454
Industrials	792,978	—	—	792,978
Information technology	15,804,250	—	—	15,804,250
Real estate	688,567	—	—	688,567
Utilities	3,212,744	—	—	3,212,744

Total common stocks	$91,785,245	$—	$—	$91,785,245
Short-term investments	8,298,333	—	—	8,298,333

Total investments	$100,083,578	$—	$—	$100,083,578

Other financial instruments
Forward currency contracts ^	$—	$(16,211)	$—	$(16,211)

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

Securities transactions—Securities transactions are accounted for on a trade date basis.

ARIELINVESTMENTS.COM	33

Notes to the schedules of investments	06/30/20 (UNAUDITED)

NOTE THREE   |   TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the period ended June 30, 2020, with securities that are or were affiliated companies:

	Share activity					Nine months ended June 30, 2020

Security name	Balance September 30, 2019	Purchases/Merger	Sales	Balance June 30, 2020	Value	Dividends credited to income^	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

Meredith Corp. (Consumer discretionary & services)	1,010,281	1,639,175	—	2,649,456	$38,549,585	$1,755,951	$—	$(40,190,518)	2.4%

MSG Networks, Inc. (Consumer discretionary & services)	3,692,684	818,400	167,700	4,343,384	43,216,671	—	(1,700,238)	(25,059,441)	2.7

U.S. Silica Holdings, Inc. (Materials & processing)	5,143,389	334,495	—	5,477,884	19,775,161	451,925	—	(31,987,184)	1.2

					$101,541,417	$2,207,876	$(1,700,238)	$(97,237,143)	6.3%

^	Dividends credited to income were reduced from March 31, 2020 due to reclassifications to unaffiliated income.

34	SLOW AND STEADY WINS THE RACE

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:
William C. Dietrich Age: 71	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Member of Management Contracts Committee and Audit Committee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Eric H. Holder, Jr. Age: 69	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2019; Member of Management Contracts Committee since 2019	Partner, Covington & Burling since 2015; U.S. Attorney General, 2009 to 2015
Christopher G. Kennedy Age: 56	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance and Executive Committees

Indefinite, until successor elected Trustee since 1995; Member of Management Contracts Committee since 1995; Audit Committee Chair since 2014 (member since 1995); Member of Executive Committee since 2015

			Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chair, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.
Kim Y. Lew Age: 53	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014; Member of Management Contracts Committee and Audit Committee since 2014	Vice President and Chief Investment Officer, Carnegie Corporation of New York since 2016; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011 to 2016
William M. Lewis, Jr. Age: 64	Trustee, Chair of Governance Committee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2007; Member of Management Contracts Committee since 2007; Governance Committee Chair since 2019 (member since 2018)	Managing Director and Co-Chair of Investment Banking, Lazard Ltd. since 2004
Stephen C. Mills Age: 60	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2015; Management Contracts Committee since 2015; Audit Committee since 2019	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020; General Manager, New York Knicks, 2013 to 2017	Madison Square Garden Sports Corp.
James M. Williams Age: 72	Trustee, Chair of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007; Member of Governance Committee since 2013	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 98 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:
Mellody L. Hobson Age: 51	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.
John W. Rogers, Jr. Age: 62	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993	Founder, Chair, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	McDonald’s Corporation; Nike, Inc.; The New York Times Company

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

ARIELINVESTMENTS.COM 35

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 61	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014

Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008

Wendy D. Fox Age: 58	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017
James R. Rooney Age: 61	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015

Senior Vice President, Fund Administration, Ariel Investments, LLC since December 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

Note: Number of portfolios in complex overseen by all Officers is five. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

36	SLOW AND STEADY WINS THE RACE

IMPORTANT DISCLOSURES

Risks of investing in the Funds

Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Fund and Ariel Appreciation Fund are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific stocks held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please read the Funds’ prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

ARIELINVESTMENTS.COM 37

INFORMATION ABOUT THE FUNDS’ INDEXES AND THE GICS SECTOR CLASSIFICATION STANDARDS

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

38	SLOW AND STEADY WINS THE RACE

The materials used to produce this report were sourced responsibly.

The paper used along with the packaging are all recyclable.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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What’s inside

●	The Difference Co-CEOs John W. Rogers, Jr. and Mellody Hobson explain how their historic start has fundamentally shaped Ariel.

●	In Focus See why Vice Chairman, Charlie Bobrinskoy, believes value stocks have not recovered “too far too fast.”

●

Global Markets Learn how Rupal Bhansali, Chief Investment Officer, International & Global Equities, maintains a consistent investment philosophy and process while the market environment may change from one period to the next.

●	Company Spotlights Read about Jones Lang LaSalle, Madison Square Garden Entertainment Corp., and Stanley Black & Decker, Inc. to understand Ariel’s investment theses and long-term value propositions.

Slow and steady wins the race.	TPI (68,500) ©08/20 AI–02